SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 30, 2006

Main Street Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-25128	58-2104977
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3500 Lenox Road, Atlanta, Georgia 30326

(Address of Principal Executive Offices, including Zip Code)

(770) 786-3441

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Press Release Regarding Dividend

On March 30, 2006, Main Street Banks, Inc. (the “Registrant”) issued a press release announcing a regular quarterly dividend and a special dividend. A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.1.

Engagement Letter with Burke Capital Group, L.L.C.

Attached to this Form 8-K as Exhibit 99.2 is an engagement letter between the Registrant and Burke Capital Group, L.L.C. whereby Burke Capital provides investment banking services to the Registrant. This letter is being supplied voluntarily by the Registrant. The Registrant does not admit that the engagement letter constitutes a material definitive agreement that would trigger a disclosure obligation under Item 1.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release of Registrant dated March 30, 2006.

99.2	Engagement letter with Burke Capital Group, L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 30, 2006	MAIN STREET BANKS, INC.

	By:	/s/ Samuel B. Hay III
Samuel B. Hay III
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document
99.1	Press Release of Registrant dated March 30, 2006.

99.2	Engagement Letter with Burke Capital Group, L.L.C.